UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________

FORM 8-K
__________________

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2010

ESSEX PROPERTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 18, 2010 Essex Property Trust, Inc. (“The Company”) held its Annual Meeting of Stockholders. At this meeting, the shareholders (i) elected the three Class I Directors to serve until the 2013 Annual Meeting of Stockholders and (ii) ratified the appointment of KMPG, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2010. As of the record date of February 26, 2010 for the Annual Meeting of Stockholders, there were 28,849,779 shares outstanding and entitled to vote.

The results of the voting for the Class I Directors were as follows:

	Affirmative	Withheld
Keith R. Guericke	23,952,805	346,660
Issie N. Rabinovitch	22,251,243	2,048,222
Thomas E. Randlett	19,669,671	4,629,794

There were 1,014,792 broker non-votes with respect to the election of the Company’s Class Directors.

The results of the voting for the ratification of KPMG, LLP as the Company’s registered public accounting firm for 2010 were as follows:

For	Against	Abstentions	Broker Non-Votes
24,963,429	313,307	64,521	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010

Essex Property Trust, Inc.

By:	/s/ Michael T. Dance

Michael T. Dance
Executive Vice President &
Chief Financial Officer